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                                                                  EXHIBIT 23.1



                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-58315, 333-58319, 333-58323) of Aztec
Technology Partners, Inc. of our report dated June 24, 1998 appearing on page F-2 of this Form 10-K.


PricewaterhouseCoopers LLP
Boston, Massachusetts
July 23, 1998